UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2006

Thomas & Betts Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	1-4682	22-1326940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8155 T&B Boulevard, Memphis, Tennessee		38125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-252-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 28, 2006, the Fifth Circuit Court of Appeal for the State of Louisiana issued a unanimous decision reversing the trial court’s decision and reinstating the jury verdict of no liability in favor of Thomas & Betts Corporation (defendant) in the Kaiser Litigation. Such litigation is referred to in Item 3 of the Company’s 2005 Form 10-K filed February 27, 2006. The Court of Appeal further ruled that plaintiffs are not entitled to a new trial.

The plaintiffs have certain rights to petition for a rehearing and appeal ultimately to the Louisiana Supreme Court for review of the Court of Appeal decision. The Company is not undertaking to announce the filing of these further appeals, if any.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation

March 30, 2006	By:	W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Assistant General Counsel and Assistant Secretary